Operating Revenues	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Operating Revenues
5. Operating Revenues
The following table compares our operating revenues for the years ended December 31, 2025 , 2024 and 2023:

	December 31, 2023	December 31, 2024	December 31, 2025
	(in thousands)
Operating revenues:
Time charters	$317,010	$336,754	$360,316
Voyage charters	176,329	174,913	178,141
Voyage charters from Luna Pool collaborative arrangements	7,355	—	—
Operating revenues from Unigas Pool	50,043	55,012	48,504
Total operating revenues	$550,737	$566,679	$586,961

Time Charter revenues

As of December 31, 2025, 29 of the Company’s 49 operated vessels, (excluding the eight vessels operating within the independently managed Unigas Pool) were subject to time charters, 19 of which will expire within one year, seven of which will expire within three years, and three of which will expire within five years from the balance sheet date (as of December 31, 2024: 32 of the Company’s 47 operated vessels were subject to time charters, 23 of which were due to expire within one year, and nine within three years). As of December 31, 2025, the estimated undiscounted cash flows for committed time charter revenue expected to be received on an annual basis for ongoing time charters, as of each December 31, is as follows:

(in thousands)
2026	$210,417
2027	$82,044
2028	$46,448
2029	$14,199

For time charter revenues accounted for under Topic 842, the amount of accrued income on the Company’s consolidated balance sheet as of December 31, 2025, was $1.5 million (December 31, 2024: $0.7 million). The amount of hire payments received in advance under time charter contracts, recognized as a liability and reflected within deferred income on the Company’s consolidated balance sheet at December 31, 2025, was $27.2 million (December 31, 2024: $24.5 million). Deferred income allocated to time charters will be recognized ratably over time, which is expected to be within one month from December 31, 2025.

Voyage Charter revenues

Voyage charter revenues, which include revenues from contracts of affreightment, are shown net of address commissions.

As of December 31, 2025, for voyage charters and contracts of affreightment, services accounted for under Topic 606, the amount of contract assets reflected within accrued income on the Company’s consolidated balance sheet was $3.2 million (December 31, 2024: $5.1 million). Changes in the contract asset balance at the balance sheet dates reflect income accrued after loading of the cargo commences but before an invoice has been raised to the charterer, as well as changes in the number of the Company’s vessels contracted under voyage charters or contracts of affreightment The opening and closing balance of receivables from voyage charters and contracts of affreightment combined was $19.5 million and $14.1 million respectively as of December 31, 2025 (December 31, 2024: $18.3 million and $19.5 million respectively) and these amounts are reflected within accounts receivable on our consolidated balance sheet.
The amount allocated to costs incurred to fulfill a contract with a charterer, which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences was $0.9 million as of December 31, 2025 (December 31, 2024: $2.5 million) and is reflected within prepaid expenses and other current assets on the Company’s consolidated balance sheet.

Voyage and Time charter revenues from Luna Pool collaborative arrangements:
Revenues from the Luna Pool collaborative arrangements for year ended December 31, 2025, 2024, and 2023 which are accounted for under ASC 808 – Collaborative Arrangements, represent our share of pool net revenues generated by the other Pool Participant’s vessels in the Luna Pool. These include revenues from voyage charters and contracts of affreightment, which are accounted for under Topic 606 in addition to time charter revenues, which are accounted for under Topic 842.